UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 13, 2016

TOA DISTRIBUTION SYSTEMS INC
(formerly Skyhigh Resources, Inc.)
(Exact Name of Registrant as Specified in its Charter)

Delaware	26-2746101
(State of other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

5700 University West Blvd, Suite 304, Albuquerque NM 87106
(Address of principal executive offices)

(formerly 1791 Marcy Lynn Court, San Jose CA 95124)

505 919 8036
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01.             Changes in Registrant's Certifying Accountant

(i)            Seale & Beers, CPAs the independent registered public accounting firm for TOA Distribution Systems, Inc. (the "Company") informed the Company on September 13, 2016 that Seale and Beers, CPAs, was in the process of being acquired by AMC Auditing. As a result, effective October 12, 2016, Seale & Beers resigned as the Company's independent registered public accounting firm.  The Audit Committee of the Company's Board of Directors has engaged AMC to serve as the Company's independent registered public accounting firm effective October 12, 2016.

(ii)           The reports of Seale & Beers on the consolidated financial statements of the Company as of and for the fiscal years ended March 31, 2016 and March 31, 2015, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii)          During the Company's fiscal years ended March 31, 2016 and 2015 and the subsequent interim period from April 1, 2016 to the date of this report, and in connection with the audit of the Company's financial statements for such periods, there were no disagreements between the Company and Seale & Beers  on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Seale & Beers, would have caused Seale & Beers  to make reference to the subject matter of such disagreements in connection with its audit reports on the Company's financial statements.

(iv)          During the Company's fiscal years ended March 31, 2016 and 2015, and the subsequent interim period from April 1, 2016 to the date of this report, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

(v)           During the Company's fiscal years ended March 31, 2016 and 2015, and the subsequent interim period from April 1, 2016 to the date of this report, the Company did not consult with Seale & Beers regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

(vi)          The Company has provided Seale & Beers with a copy of the disclosures in this report and has requested that Seale & Beers furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Seale & Beers agrees with the statements in this Item 4.01. A copy of this letter is filed as Exhibit 16.1 to this report.

Section 9 - Financial Statements and Exhibits

Item 9.01              Financial Statements and Exhibits

(d)  Exhibits
16.1    Seale & Beers SECPS Letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOA Distribution Systems, Inc.

	By:	/s/ Andy Ruppanner
Name: Andy Ruppanner
Date: October 13, 2016	Title: President and Chief
Financial Officer